STATEMENTS OF OPERATIONS $ in Thousands	9 Months Ended
Sep. 30, 2020 USD ($) $ / shares shares
STATEMENTS OF OPERATIONS
Revenue	$ 162,392
Costs and expenses
Cost of revenue	8,806
Research and development	13,253
Sales and marketing	172,381
General and administrative	24,336
Total costs and expenses	218,776
Loss from operations	(56,384)
Interest expense, net	(1,297)
Other income (expense), net	(20,749)
Loss before income taxes	(78,430)
Provision for income taxes	100
Net loss	78,530
Remeasurement of redeemable convertible preferred stock	(865,952)
Deemed dividend related to repurchase of preferred stock	(1,153)
Net loss attributable to common stockholders - Basic and diluted	$ (945,635)
Net loss per common share
Net loss per share attributable to common stockholders - basic and diluted | $ / shares	$ (6.64)
Weighted average shares outstanding
Weighted average common shares outstanding - basic and diluted | shares	142,475,767